                                                                    Exhibit 10.1
--------------------------------------------------------------------------------


                             AMENDED AND RESTATED

                            SHAREHOLDERS AGREEMENT

                                 by and among

                       XM SATELLITE RADIO HOLDINGS INC.

                       AND VARIOUS SHAREHOLDERS THEREOF


                             Dated August 8, 2000

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I.  DEFINITIONS...................................................................................        2
   Section 1.1    Definitions.............................................................................        2

ARTICLE II.  CONDUCT OF BUSINESS; NON-COMPETITION; COOPERATION OF
SHAREHOLDERS..............................................................................................        7
   Section 2.1    Conduct of Business.....................................................................        8
   Section 2.2    Non-Competition.........................................................................        8
   Section 2.3    Cooperation of Shareholders.............................................................        8

ARTICLE III.  RESTRICTIONS ON TRANSFER....................................................................        8
   Section 3.1    Initial Transfer Restrictions for Investors.............................................        8
   Section 3.2    Transfers and Assignment by Motient.....................................................        9
   Section 3.3    Permitted Transfers.....................................................................       10
   Section 3.4    Endorsement of Stock Certificates.......................................................       10
   Section 3.5    Regulatory Approvals; Opinions..........................................................       11

ARTICLE IV.  CONVERSION OF CLASS B COMMON STOCK...........................................................       12
   Section 4.1    Conversion of Class B Common Stock into Class A Common Stock............................       12
   Section 4.2    Submission of Proposal for Conversion to Public Stockholders............................       12

ARTICLE V.  CORPORATE GOVERNANCE; VOTING AGREEMENT........................................................       12
   Section 5.1    Board of Directors......................................................................       12
   Section 5.2    Observation Rights......................................................................       14
   Section 5.3    Removal of Directors....................................................................       15
   Section 5.4    Operational Involvement of Clear Channel, DIRECTV and the TCM Group.....................       15
   Section 5.5    Shareholder Actions.....................................................................       15

ARTICLE VI.  CERTAIN REPRESENTATIONS......................................................................       15
   Section 6.1    Existence and Power.....................................................................       15
   Section 6.2    Due Authorization; No Contravention.....................................................       16
   Section 6.3    Binding Effect..........................................................................       16

ARTICLE VII.  TAG-ALONG RIGHTS FOR PRIVATE TAG-ALONG SALE; right of first
OFFER; ANTIDILUTION PROTECTION............................................................................       16
   Section 7.1    Tag Along Rights........................................................................       16
   Section 7.2    Right of First Refusal..................................................................       17
   Section 7.3    Ratchet Antidilution Protection.........................................................       18

ARTICLE VIII.  MISCELLANEOUS..............................................................................       19
   Section 8.1    Amendment and Restatement...............................................................       19
   Section 8.2    TCM Agreement...........................................................................       19
   Section 8.3    Notices.................................................................................       19

   Section 8.4    Waiver and Amendment....................................................................       19
   Section 8.5    Specific Performance....................................................................       20
   Section 8.6    GOVERNING LAW...........................................................................       20
   Section 8.7    Parties In Interest.....................................................................       20
   Section 8.8    Severability of Provisions..............................................................       20
   Section 8.9    Plural; Singular........................................................................       21
   Section 8.10   Counterparts............................................................................       21
   Section 8.11   Descriptive Headings....................................................................       21
   Section 8.12   Future Assurances.......................................................................       21
   Section 8.13   Termination.............................................................................       21

                             AMENDED AND RESTATED
                            SHAREHOLDERS AGREEMENT


     This Amended and Restated Shareholders Agreement, dated as of August 8, 2000 (this "Agreement"), is hereby entered into by and among XM Satellite Radio
            ---------
Holdings Inc., a corporation duly organized under the laws of the State of Delaware (the "Company"); Motient Corporation, a corporation duly organized
               -------
under the laws of the State of Delaware ("Motient"); the Baron Asset Fund series
                                          -------
("Baron Asset") and the Baron iOpportunity Fund series ("Baron iOpportunity") of
  -----------                                            ------------------
Baron Asset Fund, a business trust organized under the laws of the Commonwealth of Massachusetts, and the Baron Capital Asset Fund series of the Baron Capital Funds Trust ("Baron Capital" and collectively with Baron Asset and Baron
              -------------
iOpportunity, "Baron"), a business trust organized under the laws of the State
               -----
of Delaware; Clear Channel Investments, Inc., a corporation duly organized under the laws of the State of Nevada ("Clear Channel"); Columbia XM Radio Partners,
                                  --------------
LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Radio Partners"); DIRECTV Enterprises, Inc.
                           -----------------------
a corporation duly organized under the laws of the State of Delaware ("DIRECTV"); General Motors Corporation, a corporation duly organized under the
  -------
laws of the State of Delaware ("GM"); Madison Dearborn Capital Partners III,
                                --
L.P. ("Madison Capital"), Madison Dearborn Special Equity III, L.P. ("Madison
       ---------------                                                -------
Equity"), Special Advisors Fund I, LLC ("Madison Advisors" and, collectively
------                                   ----------------
with Madison Capital and Madison Equity, each an entity duly organized under the laws of the State of Delaware, "Madison"); Telcom-XM Investors, L.L.C., a
                                -------
limited liability company duly organized under the laws of the State of Delaware ("Telcom"); AEA XM Investors I LLC and AEA XM Investors II LLC, each a limited
  ------
liability company organized under the laws of the State of Delaware (individually or collectively "AEA XM"), Columbia XM Satellite Partners III,
                               ------
LLC, a limited liability company duly organized under the laws of the Commonwealth of Virginia ("Columbia Satellite Partners"), Columbia Capital
                           ---------------------------
Equity Partners III (QP), L.P., a limited partnership company duly organized under the laws of the State of Delaware ("Columbia Equity Partners", and
                                          ------------------------
collectively with Columbia Radio Partners and Columbia Satellite Partners, "Columbia"), and American Honda Motor Co, Inc., a corporation duly organized
---------
under the laws of the State of California ("Honda"). Baron Asset, Clear Channel,
                                            -----
Columbia Radio Partners, DIRECTV, GM, Madison and Telecom, each in its capacity as a holder of securities in the Company other than Series C Convertible Preferred Stock (as defined below) or Common Stock (as defined below) issuable upon conversion thereof, are collectively referred to herein as the "Original
                                                                     --------
Investors."  AEA XM, Baron, Columbia Satellite Partners, Columbia Equity
---------
Partners, Columbia Radio Partners, DIRECTV, Honda, Madison Capital and Madison Equity, each in its capacity as a holder of the Series C Convertible Preferred Stock or Common Stock issuable upon conversion thereof, are collectively referred to herein as the "Series C Investors." The Original Investors and the
                           ------------------
Series C Investors are collectively referred to herein as the "Investors." The
                                                               ---------
Company, Motient, and the Investors are collectively referred to herein as the "Parties."
 --------

                                  WITNESSETH
                                  ----------

     WHEREAS, Motient and the Original Investors are parties to a Shareholders Agreement, dated July 7, 1999 (the "1999 Shareholders Agreement");
                                    ---------------------------

     WHEREAS, the Company owns one hundred percent (100%) of the issued and outstanding shares of common stock of XM Satellite Radio Inc. ("XM");
                                                                --

     WHEREAS, XM Radio Inc., a wholly owned subsidiary of XM, holds a license awarded by the U.S. Federal Communications Commission for the establishment of a Satellite Digital Audio Radio Service ("SDARS") system in the United States;
                                        -----

     WHEREAS, the Series C Investors have entered into a purchase agreement with the Company, dated as of July ___, 2000 (the "Series C Purchase Agreement"),
                                              ---------------------------
under which the Series C Investors are purchasing Series C Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series C Convertible
                                                           --------------------
Preferred Stock"), on the terms and conditions described in the Series C
---------------
Purchase Agreement; and

     WHEREAS, the Company, Motient, and each of the Investors believe it to be in the best interests of the Company, Motient, and the mutual best interests of each of the Investors to set forth herein their agreements with respect to certain matters related to the ownership and corporate governance of the Company by amending and restating the 1999 Shareholders Agreement.

     NOW, THEREFORE, in consideration for the mutual covenants contained herein, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

                                  ARTICLE I.
                                  ----------

                                  DEFINITIONS
                                  -----------

     Section 1.1  Definitions.  Capitalized terms not defined herein have the
                  -----------
respective meanings ascribed to them in the Series C Purchase Agreement.

     (a)  Accredited Investor: has the meaning specified in Rule 501 of
          -------------------
Regulation D promulgated under the Securities Act.

     (b)  Affiliate: means, as applied to any Person, any other Person directly
          ---------
or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of Sections 3.3, 5.1, 7.1 and 7.2, a member of a limited liability company or a partner of a partnership shall be deemed an Affiliate of said company or partnership.

     (c)  Agreement:  has the meaning specified in the Preamble.
          ---------

     (d)  Antidilution Protection: means any right to have the relevant price or
          -----------------------
price ratio for the conversion of securities of the Company into any class of common stock of the Company, or the number of securities issuable upon such conversion, adjusted where the Company sells common stock (or securities convertible into or exercisable or exchangeable for common stock) for a price below a specified dollar amount that is less than the then applicable conversion price of the securities subject to the adjustment or below the market price (as defined in the terms of such right) of the common stock. As used herein, Antidilution Protection is not intended to include stock splits, reorganizations, distributions of stock or rights to all holders of common stock or similar transactions.

     (e)  Baron: has the meaning specified in the Preamble.
          -----

     (f)  Baron Asset: has the meaning specified in the Preamble.
          -----------

     (g)  Baron Capital: has the meaning specified in the Preamble.
          -------------

     (h)  Baron iOpportunity: has the meaning specified in the Preamble.
          ------------------

     (h)  Board or Board of Directors: means the Board of Directors of the
          ---------------------------
Company or a committee consisting of one or more directors lawfully exercising the powers of the Board.

     (i)  Business Day: means any day other than a Saturday, Sunday or any other
          ------------
day on which commercial banks are authorized or required by law to be closed in New York City or the District of Columbia.

     (j)  Capital Stock: means any and all of the Company's shares, interests,
          -------------
warrants, options, rights to acquire equity or equity-linked securities of the Company, participations or other equivalents (however designated, whether voting or non-voting) in equity of the Company, whether now outstanding or issued subsequently hereto, including, without limitation, all series and classes of Common Stock and preferred stock of the Company, and all Convertible Securities, including the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock.

     (k)  Change of Control: means a transfer of control of XM Radio Inc. which
          -----------------
would require approval by the FCC under any terms of XM Radio Inc.'s SDARS license.

     (l)  Charter Documents: has the meaning specified in Section 5.5(b).
          -----------------

     (m)  Class A Common Stock: means the Class A Common Stock, par value $0.01
          --------------------
per share, of the Company having one (1) vote per share.

     (n)  Class B Common Stock: means the Class B Common Stock, par value $0.01
          --------------------
per share, of the Company having three (3) votes per share.

     (o)  Class C Common Stock: means the Class C Common Stock, par value $0.01
          --------------------
per share, of the Company having zero (0) votes per share.

     (p)  Clear Channel: has the meaning specified in the Preamble.
          -------------

     (q)  Clear Channel Operational Assistance Agreement:  means the operational
          ----------------------------------------------
assistance agreement dated on or about June 7, 1999, between Clear Channel and the Company.

     (r)  "Columbia" has the meaning specified in the Preamble.
           --------

     (s)  "Columbia Equity Partners" has the meaning specified in the Preamble.
           ------------------------

     (t)  "Columbia Radio Partners" has the meaning specified in the Preamble.
           -----------------------

     (u)  "Columbia Satellite" has the meaning specified in the Preamble.
           ------------------

     (v)  Commencement of Commercial Operations: means the commencement of
          -------------------------------------
commercial operations of XM as publicly announced by it and as indicated in a filing by the Company with the FCC of which the Company shall notify the Investors.

     (w)  Commission: means the Securities and Exchange Commission or any other
          ----------
Federal agency at the time administering the Securities Act.

     (x)  Common Stock: means all classes and series of the common stock of the
          ------------
Company, any stock into which such common stock shall have been changed or converted or any stock resulting from any capital reorganization or reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company, the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

     (y)  Common Stock Deemed Outstanding: means, at any given time, the number
          -------------------------------
of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon the conversion, exchange, or exercise in full, of all Convertible Securities whether or not the Convertible Securities are convertible into or exercisable or exchangeable for Common Stock at such time.

     (z)  Communications Act: has the meaning specified in Section 2.1.
          ------------------

     (aa) Company:  has the meaning specified in the Preamble.
          -------

     (bb) Convertible  Securities:  means securities or obligations that are
          -----------------------
exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other securities or obligations that are convertible into or exercisable or exchangeable for Common Stock, including, without limitation, the Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock.

     (cc) DBS:  means direct broadcast satellite service.
          ---

     (dd) DIRECTV: has the meaning specified in the Preamble.
          -------

     (ee) DIRECTV Operational Assistance Agreement: means the operational
          ----------------------------------------
assistance agreement dated on or about June 7, 1999 between DIRECTV, Inc. (an Affiliate of DIRECTV) and XM.

     (ff) Excluded Securities: means any (a) Common Stock or Convertible
          --------------------
Securities outstanding as of the date hereof and any Common Stock issuable upon exercise of such Convertible Securities, (b) Common Stock or Convertible Securities issued under a Qualifying Stock Plan and (c) Common Stock or Convertible Securities issued to Persons who are not Affiliates of the Company as partial consideration for senior debt financing, equipment lease financing or underwritten High Yield Debt financing pursuant to a registered public offering under the Securities Act or pursuant to Rule 144A thereunder.

     (gg) FCC:  means the Federal Communications Commission, or successor agency
          ---
thereof.

     (hh) FCC Approval: means approval by the FCC of the transfer of control of
          ------------
the Company from Motient to a diffuse group of shareholders.

     (ii) GM:  has the meaning specified in the Preamble.
          --

     (jj) High Yield Debt: means secured or unsecured debt securities issued by
          ---------------
the Company or a Subsidiary of the Company in a registered public offering or an offering to Qualified Institutional Buyers and/or institutional Accredited Investors under Rule 144A of the Securities Act of at least $50 million after the Series C Closing Date, with or without attached warrants or quasi-equity rights issued by the Company or a Subsidiary of the Company.

     (kk) Holders: means the Investors and Motient and their respective
          -------
Permitted Transferees.

     (ll) Honda: has the meaning specified in the Preamble.
          -----

     (mm) Investors: has the meaning specified in the Preamble and their
          ---------
Permitted Transferees.

     (nn) Madison:  has the meaning specified in the Preamble.
          -------

     (oo) Motient:  has the meaning specified in the Preamble.
          -------

     (pp) Non-Public Capital Stock: means Capital Stock which the Company
          ------------------------
intends to issue without registration under the Securities Act.

     (qq) Notice of Proposed Issuance: has the meaning specified in Section 7.
          ---------------------------

     (rr) Offered Non-Public Capital Stock: has the meaning specified in
          --------------------------------
Section 7.

     (ss) Participation Notice: has the meaning specified in Section 3.2(c).
          --------------------

     (tt) Parties:  has the meaning specified in the Preamble.
          -------

     (uu)   Permitted Transferees: means each transferee of any Capital Stock,
            ---------------------
with the transfer being made in compliance with the provisions of Article III hereof.

     (vv)   Person: means any individual, partnership, corporation, joint
            ------
venture, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     (ww)   Primary Series C Investor: means AEA XM Investors I LLC and AEA XM
            -------------------------
Investors II LLC, individually or collectively, or any of its/their successors.

     (xx)   Private Financing Transaction: means a private placement or similar
            -----------------------------
transaction which provides financing to the Company in the amount of $25,000,000 or more, excluding acquisitions and other strategic transactions in which the Company receives consideration other than cash.

     (yy)   Private Tag-Along Sale: means a sale or other disposition to a
            ----------------------
purchaser or purchasers (including any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, and including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended)), other than Motient or its subsidiaries (until Motient and its subsidiaries beneficially own less than 50% of the voting securities of the Company), of Capital Stock where either before or after the sale the purchaser or purchasers, together with their Affiliates, has beneficial ownership (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, but assuming all rights to acquire securities by conversion or exercise are currently exercisable and not subject to conditions on exercise) of greater than 30% of the voting securities of the Company.

     (zz)   Qualified Institutional Buyer: has the meaning specified in Rule
            -----------------------------
144A promulgated under the Securities Act.

     (aaa)  Qualifying Stock Plan: means, collectively, all approved stock
            ---------------------
incentive plans for employees, consultants and non-employee directors, provided that (i) issuances under a Qualifying Stock Plan do not exceed 10% in the aggregate of the shares of Common Stock Deemed Outstanding and (ii) such Qualifying Stock Plan has been approved by a compensation committee of the Board of Directors or the full Board of Directors, which, in either case, shall include at least one director designated by the Original Investors and which approval shall include the approval of such director so designated.

     (bbb)  Registration Statement: means a registration statement filed with
            ----------------------
the Commission pursuant to the Securities Act.

     (ccc)  Resale-Restriction Termination Date: has the meaning specified in
            -----------------------------------
Section 3.1

     (ddd)  Right of First Offer: means the rights granted to each Holder
            --------------------
pursuant to Section 7.2 hereof.

     (eee)  SDARS:  has the meaning specified in the Recitals.
            -----

     (fff)  Securities Act: means the Securities Act of 1933, as amended, or any
            --------------
similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     (ggg)  Series A Convertible Preferred Stock: means the Series A Convertible
            ------------------------------------
Preferred Stock, par value $1.00 per share, of the Company having zero (0) votes per share.

     (hhh)  Series B Convertible Preferred Stock: means the Series B Convertible
            ------------------------------------
Redeemable Preferred Stock, par value $.01 per share, of the Company having zero
(0) votes per share.

     (iii)  Series C Closing Date: means the date of closing under the Series C
            ---------------------
Purchase Agreement.

     (jjj)  Series C Convertible Preferred Stock: has the meaning specified in
            ------------------------------------
the Recitals, consisting of Series C Convertible Redeemable Preferred Stock, par value $.01 per share, such series having the same voting rights as the Common Stock determined on an as converted basis.

     (kkk) Series C Purchase Agreement: has the meaning specified in the
           ---------------------------
Preamble.

     (lll)  Subsidiary: means, with respect to any Person, any corporation,
            ----------
association or other business entity of which more than fifty percent (50%) of the voting power of the outstanding Capital Stock is owned, directly or indirectly, by such Person or one or other Subsidiaries of such Person.

     (mmm)  TCM Group:  means Columbia, Madison and Telcom.
            ---------

     (nnn)  Telcom:  has the meaning specified in the Preamble.
            ------

     (ooo)  TCM:  means TCM, LLC, a Delaware limited liability company.
            ---

     (ppp)  TCM Operational Assistance Agreement: means the operational
            ------------------------------------
assistance agreement dated on or about the date hereof between TCM and the Company.

     (qqq)  Transfer Notice: has the meaning specified in Section 3.2(c)
            ---------------

     (rrr)  Unallocated Portion: has the meaning specified in Section 3.2(c).
            -------------------

     (sss)  XM:  has the meaning specified in the Preamble.
            --

                                  ARTICLE II.
                                  -----------

             CONDUCT OF BUSINESS; NON-COMPETITION; COOPERATION OF
             ----------------------------------------------------
                                 SHAREHOLDERS
                                 ------------

     Section 2.1  Conduct of Business. The Company shall act as the holding
                  -------------------
company for XM and its Subsidiaries. XM and the Company shall, and Motient shall cause XM, its

Subsidiaries and the Company to, conduct their business in such manner as to comply with all applicable laws and regulations (including but not limited to the Communications Act of 1934, as amended (the"Communications Act"), and the
                                                -------------------
rules and regulations of the FCC).

     Section 2.2  Non-Competition. Motient agrees not to compete with XM or the
                  ---------------
Company or its Subsidiaries in the SDARS business in the United States for so long as Motient holds at least 5% of the Common Stock (assuming full conversion of all of Motient's holdings of Capital Stock which are convertible into Common Stock) and for a period of three years following the date on which Motient ceases to hold at least 5% of the Common Stock (assuming full conversion of all of Motient's holdings of Capital Stock which are convertible into Common Stock). Notwithstanding the foregoing, nothing contained herein shall limit Motient's rights to fulfill its obligations under law as a common carrier licensed by the FCC with respect to the selling of its capacity to third party resellers for any business purpose, including those which may compete with the business of XM and the Company or any Subsidiary of the Company or XM.

     Section 2.3 Cooperation of Shareholders. Motient, the Company and the Investors agree to work cooperatively in connection with the preservation, maintenance and any extension or renewal by XM Radio Inc. of its SDARS license and to provide (and to cause the Company to provide), with reasonable promptness, such information, and assist in making all filings, as may be required or appropriate in accordance with the Communications Act, FCC rules, regulations, and processes to preserve, maintain and extend or renew XM Radio Inc.'s SDARS license.

                                 ARTICLE III.
                                 ------------

                           RESTRICTIONS ON TRANSFER
                           ------------------------


     Section 3.1  Initial Transfer Restrictions for Investors.
                  -------------------------------------------

     Prior to July 7, 2000 (the "Resale-Restriction Termination Date"), each Investor may transfer any shares of Capital Stock held by it only (i) to the Company, (ii) pursuant to a Registration Statement that has been declared effective under the Securities Act, (iii) for so long as such Capital Stock is eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A under the Securities Act, (iv) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (v) commencing only with the period which is six months after the date of the issuance of such Capital Stock, to an Accredited Investor purchasing for its own account or for the account of such an Accredited Investor, (vi) pursuant to any other available exemption from the registration requirements of the Securities Act, or (vii) pursuant to Section 7.1 of this Agreement, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of any investor account or accounts be at all times within its or their control. The foregoing restrictions on resale will not apply subsequent to the Resale-Restriction Termination Date. If any resale or other transfer of any Capital Stock is proposed to be made pursuant to clause (v) above prior to the Resale-Restriction Termination Date, the transferor shall deliver a letter from the transferee to the Company in form and substance reasonably satisfactory to the Company, which shall provide, among other things, that the transferee is an Accredited Investor that is acquiring such Capital Stock for investment and not for resale or distribution in violation of the Securities Act. Each Investor acknowledges that the Company reserves the right prior to any offer, sale or other transfer of the Capital Stock pursuant to clauses, (iii),
(iv), (v) or (vi) above to require the delivery to the Company of an opinion of counsel to the Investor, certifications and/or other information reasonably satisfactory to the Company.

     Section 3.2  Transfers and Assignment by Motient.
                  -----------------------------------

     (a) Subject to the requirements of Article IV hereof, Motient shall not be permitted to transfer any of its shares of Capital Stock or other securities of the Company to any Person (excluding 1,314,914 shares of Capital Stock transferred to Baron Asset in January 2000) until the earlier of (i) the Commencement of Commercial Operations, or (ii) October 8, 2000; provided that no
                                                                -------- ----
shares of Class B Common Stock may be transferred at any time until such shares are converted to shares of Class A Common Stock.

     (b) Notwithstanding Section 3.2(a) and subject to Section 3.3(b) and (c) and Section 7.1, Motient shall have the right to (i) assign or transfer its interest in the Company to any Person (1) if such Person is an Affiliate of Motient or (2) if such Person owns 10% or more of the outstanding Common Stock of Motient; provided that such assignment or transfer complies with applicable law and regulations, including the Communications Act and the FCC rules and regulations, and, in the case of an assignment or transfer to a 10% or more holder, Motient's right to effect such assignment or transfer shall be subject to Motient's furnishing 30 days prior written notice to the Company of any such assignment or transfer, compliance with the provisions of Section 3.3(c) and
Section 7.1 and any such assignment or transfer may be subject to disallowance if the Board reasonably determines and provides notice to Motient during the 30-day period referred to above that the proposed assignment or transfer would (x) result in a sale, assignment or transfer to a competitor of the Company for SDARS service in the United States, (y) be reasonably likely to materially adversely affect the Company's prospects for obtaining from the FCC or other regulatory bodies or maintaining any necessary licenses or consents for the Company's SDARS system; or (z) be reasonably likely to materially adversely affect the Company's ability or prospects for successfully implementing or operating its SDARS system, and (ii) pledge or hypothecate, in connection with its customary bona fide financing arrangements (including under its current guaranteed bank facilities), Capital Stock and any other interest in the Company.

     (c) In the event that Motient proposes to transfer all or a portion of its interest in the Company in accordance with Section 3.2(b)(i)(2) hereof to a Person who is not an Affiliate, Motient will provide notice thereof (including the proposed terms thereof) (the "Transfer Notice"), at least ten (10) Business
                                  ---------------
Days prior to the proposed transfer, to each Investor whereupon each Investor shall have the right to purchase, at the same price and upon the same material terms and conditions set forth in the Transfer Notice, a pro rata portion of such interest based upon such Investor's portion of the Common Stock Deemed Outstanding held by all Investors. Each Investor desiring to participate in such purchase shall provide Motient and each other Investor notice of its agreement to participate (the "Participation Notice") within ten (10) Business Days of
                     --------------------
receipt of the Transfer Notice with respect to its pro rata portion of the proposed transfer. In the event that one or more of the other Investors does not provide a timely Participation Notice, whether and to the extent to which such Investor would acquire any remaining, unallocated portion of the proposed transfer (the "Unallocated Portion"), the Unallocated Portion shall be allocated
               -------------------
in pro rata proportion based upon the Common Stock Deemed Outstanding held by each of the Investors who submits a Participation Notice to the extent of such Investor's indicated willingness to acquire any Unallocated Portion as provided in such Investors' Participation Notice.

     Section 3.3  Permitted Transfers.
                  -------------------

     (a) Notwithstanding the restrictions on transfer set forth elsewhere in this Article III (other than Sections 3.4 and 3.5), each Investor shall have the right to transfer or assign its holdings of Capital Stock to an Affiliate of such Investor, and each Investor shall be able to pledge or hypothecate, in connection with bona fide financing arrangements, its Capital Stock and any other interest in the Company; provided, however that no transfer to an
                               --------  -------
Affiliate shall be effective if the purpose or intent of such transfer is to circumvent the restrictions on transfers to non-Affiliates set forth herein.

     (b) Transfers and encumbrances of Capital Stock may only be made in strict compliance with all applicable terms of this Agreement. Any purported transfer or encumbrance of Capital Stock that does not so comply with all applicable provisions of this Agreement shall be void and ineffective and the Company shall not recognize nor be bound by any such purported transfer or encumbrance and any such purported transfer shall have no effect on the stock transfer books of the Company.

     (c) Any assignment or transfer of an interest in the Company pursuant to the terms of this Agreement, other than in a public offering of the Company's Common Stock or an offering pursuant to Rule 144 or 145 under the Securities Act, shall be subject to the assumption by the transferee of the terms and conditions set forth in this Agreement applicable to the transferor.

     Section 3.4  Endorsement of Stock Certificates. Conformed copies of this
                  ---------------------------------
Agreement shall be filed with the secretary of the Company and kept with the records of the Company at its principal office. Until such time that the Company, based on an opinion of counsel, shall have determined otherwise, an officer of the Company shall endorse each certificate representing the Capital Stock heretofore or hereafter issued by the Company to any Holder by causing to be placed on the back thereof the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE
         HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
         ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
         OR ANY STATE SECURITIES LAWS. NEITHER THESE
         SECURITIES NOR ANY INTEREST OR PARTICIPATION
         HEREIN MAY BE RE-OFFERED, SOLD, ASSIGNED,
         TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE
         DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION
         UNLESS SUCH TRANSACTION IS EXEMPT

         FROM, OR NOT SUBJECT TO, REGISTRATION UNDER THE
         SECURITIES ACT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE
         ARE THE SUBJECT OF A CERTAIN SHAREHOLDERS
         AGREEMENT WHICH, AMONG OTHER THINGS, CONTAINS
         RESTRICTIONS ON THE TRANSFER OF SUCH
         SECURITIES. A COPY OF THE SHAREHOLDERS
         AGREEMENT IS AVAILABLE FOR INSPECTION AT THE
         PRINCIPAL OFFICE OF THE COMPANY.

     Upon registration of any Capital Stock under the Securities Act, the Company shall remove such legend from the certificate(s) representing such Capital Stock promptly upon request of the Holder thereof and delivery of such certificate(s) to the Company. The Company shall, upon presentation of a certificate representing shares of the Company's Capital Stock with respect to which one or both of the foregoing restrictions have expired or are not applicable, together with such evidence (including, when such an opinion would customarily be required by the Company of its stockholders, an opinion of counsel obtained at the Holder's expense and reasonably satisfactory to the Company) of such lapse or nonapplicability as the Company would reasonably request of stockholders who are similarly situated, promptly cause to be issued a replacement certificate for such shares of the Company's Capital Stock without the applicable restrictive legend.

     Section 3.5  Regulatory Approvals; Opinions.
                  ------------------------------

     (a) To the extent that any regulatory approval, notification or other submission or procedure is required or customarily provided in connection with the exercise of any right or obligations as set forth in this Agreement with respect to the transfer or assignment of Capital Stock (including, but not limited to, FCC approvals (if required) and applicable securities laws), such transfer or assignment of Capital Stock pursuant to this Agreement will be delayed and will only take place after such approval, notification or other submission or procedure has been obtained, submitted or completed.

     (b) Prior to the transfer of any Capital Stock, the Company at its option may require an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with, or exempt from, the registration requirements of the Securities Act.


                                  ARTICLE IV.
                                  -----------

                      CONVERSION OF CLASS B COMMON STOCK
                      ----------------------------------


     Section 4.1  Conversion of Class B Common Stock into Class A Common Stock.
                  ------------------------------------------------------------
Either (i) at the discretion of Motient or (ii) at the direction of the holders of a majority of the shares of Common Stock Deemed Outstanding (excluding any shares held by Motient and its Affiliates other than Baron Asset, GM, Hughes or DIRECTV), which majority shall include at least 20% of the public holders of Class A Common Stock, Motient shall convert all of its shares of Class B Common Stock into shares of Class A Common Stock, upon the receipt of FCC Approval; provided that Motient shall not be obligated
                                  -------------
to convert any shares of Class B Common Stock into shares of Class A Common Stock unless such conversion, together with the conversion of all Convertible Securities the Company reasonably believes would be converted at such time, would result in a Change of Control. Each of Motient, the Company and the Investors hereby agrees to prepare and file any and all applications, and furnish any information, required by the Communications Act or applicable FCC rules, regulations and policies in order to obtain the FCC Approval and shall agree to use all reasonable commercial efforts in order to obtain the FCC Approval.

     Section 4.2  Submission of Proposal for Conversion to Public Stockholders.
                  ------------------------------------------------------------
At the direction of two (2) of the four (4) members of the Board of Directors designated by the Investors pursuant to Section 5.1, the Company will insert into any proxy statement scheduled by the Company to be delivered to the holders of Class A Common Stock, holders of Series C Convertible Preferred Stock and holders of any other stock that votes with the Class A Common Stock as a single class, other than the Class B Common Stock ("Non-Series B Voting Stock") appropriate material to provide such holders of Non-Series B Voting Stock with the opportunity to vote to direct the Company to cause Motient to convert its shares of Class B Common Stock into shares of Class A Common Stock.

                                   ARTICLE V.
                                   ----------

                     CORPORATE GOVERNANCE; VOTING AGREEMENT
                     --------------------------------------

     Section 5.1  Board of Directors.
                  ------------------

     (a) Prior to the receipt of FCC Approval, the Board of Directors and the board of directors of XM and any other material subsidiary (collectively, the "Boards of Directors") shall consist of eleven (11) members, of whom:
--------------------

     (i) three (3) members shall be designated by the Original Investors, (x) one (1) of whom shall be a designee of Clear Channel, (y) one (1) of whom shall be a designee of GM or DIRECTV, as those two Parties may agree, and (z) one (1) of whom shall be a designee of Telcom;

     (ii)  five (5) members shall be designated by Motient, who shall include
(x) the Chairman and (y) the President and the CEO of the Company (who shall be selected by Motient);

     (iii) two (2) members shall be independent directors of recognized industry expertise and stature, of whom (x) one (1) member shall be approved by Motient and (y) the other of whom shall be approved by the Investors who hold a majority of the Common Stock Deemed Outstanding that is held by Investors; and

     (iv) one (1) member shall be designated by the Primary Series C Investor who shall be appointed to any Audit Committee and Executive Committee (subject to meeting the Nasdaq Audit Committee and Charter requirements).

     (b) Upon receipt of the FCC Approval, the Boards of Directors shall consist of ten (10) members, of whom:

     (i) three (3) members shall be designated by the Original Investors, (x) one (1) of whom shall be a designee of Clear Channel, (y) one (1) of whom shall be a designee of GM or DIRECTV, as those two Parties may agree, and (z) one (1) of whom shall be a designee of Telcom;

     (ii)   three (3) members shall be designated by Motient;

     (iii)  one (1) member shall be the President and CEO of the Company; and

     (iv) two (2) members shall be independent directors of recognized industry expertise and stature both of whom shall be approved by Motient and the Investors who hold a majority of the Common Stock Deemed Outstanding that is held by the Investors; and

     (v) one (1) member shall be designated by the Primary Series C Investor who shall be appointed to any Audit Committee and Executive Committee (subject to meeting the Nasdaq Audit Committee and Charter requirements).

     (c) Each Holder agrees to vote its Common Stock in favor of the persons nominated in accordance with the provisions herein. The rights of each of (i) Clear Channel and (ii) GM or DIRECTV to designate a director and approve the appointment of independent directors pursuant to this Section 5.1 shall continue for so long as such Party (or GM and DIRECTV together) holds (A) in excess of 5% of the Common Stock Deemed Outstanding or (B) the full amount of such Party's original investment in the Company (whether or not converted into shares of Series A Convertible Preferred Stock, if applicable, or Class A Common Stock). The right of Telcom to designate a director shall continue for so long as Telcom holds (i) at least 50% of its investment in the Company as of the Series C Closing Date, or (ii) in excess of 2% of the Common Stock Deemed Outstanding. Similarly, the right of the Primary Series C Investor to designate a director shall continue for so long as AEA XM (or its Affiliates) holds at least 50% of the stock that it originally purchased under the Series C Purchase Agreement, either in Series C Convertible Preferred Stock or as converted into Class A Common Stock. Similarly, following the Company's receipt of FCC Approval, the right of Motient to designate directors and approve the appointment of independent directors pursuant to this Section 5.1 shall continue for so long as Motient holds (A) in excess of 15% of the Common Stock Deemed Outstanding or (B) the full amount of Motient's investment in the Company on July 7, 1999 (excluding 1,314,914 shares of Motient's Capital Stock transferred to Baron Asset in January 2000) (whether or not converted into shares of Class A Common Stock) (the "Initial Motient Investment"); provided that, if Motient holds less
             --------------------------
than 15% of the Common Stock Deemed Outstanding and less than the Initial Motient Investment, (x) Motient shall be entitled to designate two (2) directors (notwithstanding Section 5.1(b)(ii)) and approve the appointment of two (2) independent directors (notwithstanding Section 5.1(b)(iv)) for so long as Motient owns Capital Stock in excess of 10% of the Common Stock Deemed Outstanding, and (y) Motient shall be entitled to designate one (1) director (notwithstanding Section 5.1(b)(ii)) and approve the appointment of two (2) independent directors (notwithstanding Section 5.1(b)(iv)) for so long as Motient owns in excess of 5% of the Common Stock Deemed Outstanding.

     (d) The right of each Original Investor to designate a director pursuant to Sections 5.1(a)(i) and 5.1(b)(i) also shall terminate, and any director designated by such Original Investor shall promptly resign from the Boards of
Directors:

     (i) in the case of Clear Channel, if a majority of the ownership interests of Clear Channel cease to be owned, directly or indirectly, by Clear Channel Communications, Inc.;

     (ii) in the case of DIRECTV, if a majority of the ownership interests of DIRECTV cease to be owned, directly or indirectly, by Hughes Electronics Corporation or its Affiliates (provided that the loss of DIRECTV's right to designate directors shall not affect GM's rights under this Section 5.1); and

     (iii) in the case of Telcom, if a majority of the ownership interests of Telcom cease to be owned, directly or indirectly, by Telcom Ventures, L.L.C.


      Section 5.2    Observation Rights.
                     ------------------

     (a) For such time as GM and DIRECTV (i) continue to hold, in the aggregate, in excess of 5% of the Common Stock Deemed Outstanding, or (ii) each retains the full amount of its original investment in the Company, (whether or not converted into shares of Series A Convertible Preferred Stock or Class A Common Stock), GM or DIRECTV shall be allowed one observer at Board of Directors meetings to represent whichever company does not designate a member of the Board of Directors at that time.

     (b) For such time as any of Columbia and Madison (i) continues to hold in excess of 2% of the Common Stock Deemed Outstanding, or (ii) such Investor retains at least 50% of its investment in the Company as of the Series C Closing Date, such Investor shall be allowed to have an observer at Board of Directors meetings so long as such company(ies) does not have an Affiliate serving as a member of the Board of Directors at that time.

     (c) For such time as Clear Channel (i) continues to hold in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retains the full amount of its original investment in the Company, Clear Channel shall be allowed an observer at Board of Directors meetings.

     (d) For such time as Honda retains at least 50% of its investment in the Company as of the Series C Closing Date, Honda shall be allowed an observer at Board of Directors meetings.

     Section 5.3     Removal of Directors.  Motient and the Investors agree to
                     --------------------
vote so that each member of the Board of Directors nominate designated in accordance with Section 5.1 shall serve as a director of the Company until removed, upon the instructions of the Party designating such director, and each Party agrees to vote its shares of Common Stock in accordance with such directions. To the extent permitted by law, Motient and each Investor agree not to take any action to remove or replace (and to use all reasonable efforts to cause the Board of Directors not to replace), with or without cause, any director of the Company that has not been designated for removal or replacement by the Party having originally nominated or designated such director.

     Section 5.4     Operational Involvement of Clear Channel, DIRECTV and the
                     ---------------------------------------------------------
TCM Group.
---------

     (a) For such time as Clear Channel (i) continues to hold in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retains the full amount of its original investment in the Company, the Company agrees that Clear Channel shall have operational rights and involvement as set forth in the Clear Channel Operational Assistance Agreement, provided that such rights and involvement
                                  -------------
shall terminate if Clear Channel ceases to be a wholly-owned subsidiary of Clear Channel Communications, Inc.

     (b) For such time as DIRECTV (i) continues to hold in excess of 5% of the Common Stock Deemed Outstanding, or (ii) retains the full amount of its original investment in the Company, (whether or not converted into shares of Series A Convertible Preferred Stock or Class A Common Stock), the Company agrees that DIRECTV, Inc. shall have operational rights and involvement as set forth in the DIRECTV Operational Assistance Agreement.

     (c) For such time as Telcom, Columbia and Madison (i) continue to hold, in the aggregate, in excess of 5% of the Common Stock Deemed Outstanding, or
(ii) retain, in the aggregate, at least 50% of their investment in the Company as of the Series C Closing Date, the Company agrees that the TCM Group shall have operational rights and involvement as set forth in the TCM Operational Assistance Agreement.

     Section 5.5     Shareholder Actions.  Each Party shall at all times take
                     -------------------
all actions necessary (i) to give effect to the terms and conditions of this Agreement and (ii) to ensure that the certificate of incorporation and bylaws of the Company (the "Charter Documents") do not, at any time, conflict with the
                  -----------------
provisions of this Agreement, and hereby agrees to make or authorize any amendments to the Charter Documents that may hereafter be required to give effect to this Agreement.

                                  ARTICLE VI.
                                  -----------

                            CERTAIN REPRESENTATIONS
                            -----------------------

     Each Party hereby represents and warrants on behalf of itself to each other Party that:

     Section 6.1    Existence and Power.
                    -------------------

     (a) It is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of formation;

     (b) It has the power and authority to own its assets, carry on its business and execute, deliver, and perform its obligations under this Agreement; and

     (c) It is duly qualified to do business and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license.

     Section 6.2    Due Authorization; No Contravention.  The execution,
                    -----------------------------------
delivery and performance by it of this Agreement have been duly authorized by all necessary action, and do not and will not:

     (a) Breach or violate the terms of its certificate of incorporation (or similar constituent document) or bylaws (or similar constituent document);

     (b) Breach or violate the terms of any material agreement to which it is party; or

     (c) Violate any law or regulation applicable to it, including but not limited to the Communications Act and the rules and regulations promulgated from time to time by the FCC.

     Section 6.3    Binding Effect.  This Agreement has been duly authorized,
                    --------------
executed and delivered by it and constitutes the legal, valid and binding obligation of it enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                                  ARTICLE VII.
                                  ------------

         TAG-ALONG RIGHTS FOR PRIVATE TAG-ALONG SALE; RIGHT OF FIRST
         -----------------------------------------------------------
                        OFFER; ANTIDILUTION PROTECTION
                        ------------------------------

     Section 7.1    Tag Along Rights Upon Private Tag-Along Sale.  Each Investor
                    --------------------------------------------
(and Motient, to the extent Motient holds shares of Class A Common Stock) shall have the right to participate on the same terms (without paying any portion of the transaction costs associated with such sale except for their own legal expense and selling commission) in any Private Tag-Along Sale by any other Party and its Affiliates, whether in one transaction or in a series of related transactions. This right shall not apply to a Transfer by a Party to a controlled Affiliate or parent company owning 50% or more of such Party, to any open-market or reasonably similar "blind" transaction or to a sale pursuant to a tender or exchange offer made to all securities holders. Such participation shall be shared pro rata with each other Investor (and Motient, if applicable, with respect to its Class A Common Stock) desiring to participate, based upon such Investor's (or Motient's, with respect to its Class A Common Stock) Common Stock Deemed Outstanding relative to the Common Stock Deemed Outstanding held by all Investors (and Motient, as applicable, with respect to its Class A Common Stock). In addition, if the Company grants additional tag along rights to any Party, it shall grant such rights to all other Parties (provided, however, that Motient's eligibility to utilize any such right shall arise only to the extent Motient holds shares of Class A Common Stock).

     Section 7.2    Right of First Offer.  The Company shall only issue Non-
                    --------------------
Public Capital Stock in a Private Financing Transaction in accordance with the following terms:

     (a) The Company shall not issue any Non-Public Capital Stock unless it first delivers to each Investor and Motient who is then an Eligible Purchaser (as defined below) (each such Person being referred to in this Section 7 as a "Buyer") a written notice (the "Notice of Proposed Issuance") specifying the
 -----                          ---------------------------
type and total number of such shares of Non-Public Capital Stock that the Company then intends to issue (the "Offered Non-Public Capital Stock"), all of
                                    --------------------------------
the material terms, including the price upon which the Company proposes to issue the Offered Non-Public Capital Stock and stating that the Buyers shall have the right to purchase the Offered Non-Public

Capital Stock in the manner specified in this Section 7.2(a) for the same price per share and in accordance with the same terms and conditions specified in such Notice of Proposed Issuance.

     (b) For a period of ten (10) calendar days from the date the Company delivers to all of the Buyers the Notice of Proposed Issuance (the "Ten Day
                                                                    -------
Period"), the Buyers may elect to subscribe to purchase all of the Offered Non-
------
Public Capital Stock at the same price per share and upon the same terms and conditions specified in the Notice of Proposed Issuance. Each Buyer electing to purchase Offered Non-Public Capital Stock must give written notice of its election to the Company prior to the expiration of the Ten Day Period. If the Offered Non-Public Capital Stock is being offered as part of an investment unit together with debt or other instruments, any election by a Buyer to purchase Offered Non-Public Capital Stock shall also constitute an election to purchase a like portion of such debt or other instruments.

     (c) Each Buyer shall have the right to purchase that number of shares of the Offered Non-Public Capital Stock as shall be equal to the number of shares of the Offered Non-Public Capital Stock multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock then held by such Buyer plus all shares of Common Stock issuable upon conversion of all Convertible Securities then held by such Buyer and the denominator of which shall be the aggregate number of shares of Common Stock Deemed Outstanding. The amount of such Offered Non-Public Capital Stock that each Buyer is entitled to purchase under this Section 8 shall be referred to as its "Proportionate Share."
                                                  -------------------

     (d) Each Buyer shall have a right of oversubscription such that if any other Buyer fails to elect to purchase his or its full Proportionate Share of the Offered Non-Public Capital Stock, the other Buyer(s) shall, among them, have the right to purchase up to the balance of such Offered Non-Public Capital Stock not so purchased. The Buyers may exercise such right of oversubscription by electing to purchase more than their Proportionate Share of the Offered Non-Public Capital Stock by so indicating in their written notice given during the Ten Day Period. If, as a result thereof, such oversubscription elections exceed the total number of the Offered Non-Public Capital Stock available in respect to such oversubscription privilege, the oversubscribing Buyers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Share or as they may otherwise agree among themselves.

     (e) If all of the Offered Non-Public Capital Stock has not been subscribed for by the Buyers pursuant to the foregoing provisions, then the Company shall have the right, until the expiration of one-hundred eighty (180) consecutive days commencing on the first day immediately following the expiration of the Ten Day Period, to issue the Offered Non-Public Capital Stock not purchased by the Buyers at not less than, and on terms no more favorable in any material respect to the purchaser(s) thereof than, the price and terms specified in the Notice of Proposed Issuance. If such remaining Offered Non-Public Capital Stock is not issued within such period and at such price and on such terms, the right to issue in accordance with the Notice of Proposed Issuance shall expire and the provisions of this Agreement shall continue to be applicable to the Offered Non-Public Capital Stock.

     (f) The Company may proceed with the issuance of Non-Public Capital Stock without first following the foregoing procedures provided that (i) any purchaser of such Non-

Public Capital Stock acquiring more than 5% of the Common Stock Deemed Outstanding agrees in writing to be bound by Section 7.1, and (ii) within ten
(10) days following the issuance of such Non-Public Capital Stock, the Company or the purchaser of the Non-Public Capital Stock undertakes steps substantially similar to those described above to offer to all Buyers the right to purchase from such purchaser or from the Company such amount of such Non-Public Capital Stock at the same price and terms applicable to the purchaser's purchase thereof as is necessary for the Buyers to maintain the same ownership percentage of the Company on a fully diluted basis as existed prior to such issuance of Non-Public Capital Stock.

     (g) Notwithstanding the foregoing, the Right of First Offer described in this Section 7 shall not apply with respect to the issuance of Excluded Securities or to any Investor who is not an Eligible Purchaser. For purposes of this Section 7, any Investor or Motient shall be an "Eligible Purchaser" with respect to a proposed issuance of Non-Public Capital Stock if such Investor or Motient meets the Company's reasonable requirements for investors generally (such as being an Accredited Investor or Qualified Institutional Buyer) to purchase Non-Public Capital Stock in the particular Private Financing Transaction.

     (h)   The Right of First Offer described in this Section 7 shall terminate
(i) as to any Investor who transfers more than 50% of its original Capital Stock to a Person other than an Affiliate, or (ii) upon the Company achieving positive EBITDA for a period of six consecutive calendar months.

     Section 7.3  Antidilution Protection.  In the event that, at a time when
                  -----------------------
Series C Convertible Preferred Stock is then outstanding, the Company grants any Antidilution Protection to any purchaser(s) of 1% or more (on a fully diluted basis) of the Capital Stock which would (if granted to the holders of the Series C Convertible Preferred Stock) be materially more favorable (taken as a whole) to the holders of the Series C Convertible Preferred Stock than the Antidilution Protection then applicable to the Series C Convertible Preferred Stock (a "New
                                                                           ---
Antidilution Protection"), then if the holders of a majority of the Series C
-----------------------
Convertible Preferred Stock so elect by written notice to the Company, the Company and the Series C Investors shall use their best efforts to take all steps determined in good faith by the Board of Directors to be reasonably necessary to provide (and the Investors shall vote in favor of any amendment to the Certificate of Designation of the Series C Convertible Preferred Stock which may be necessary), as nearly as practicable under the circumstances and consistent with the other terms of Certificate of Designation for the Series C Convertible Preferred Stock, the New Antidilution Protection to the holders of the Series C Convertible Preferred Stock as a replacement for the Antidilution Protection then applicable to the Series C Convertible Preferred Stock.

                                 ARTICLE VIII.
                                 -------------

                                 MISCELLANEOUS
                                 -------------

     Section 8.1    Amendment and Restatement.  This Agreement hereby restates,
                    -------------------------
amends and supersedes the 1999 Shareholders Agreement.

     Section 8.2    TCM Agreement.  Concurrently with the execution and delivery
                    -------------
of the execution of this Agreement by all of the members of the TCM Group, the TCM Group

Agreement dated as of July 7, 1999 between members of the TCM Group regarding designation of a director under the 1999 Shareholder Agreement shall be terminated.

     Section 8.3    Notices.  Except as otherwise provided in this Agreement,
                    -------
notices and other communications under this Agreement shall be in writing and shall be deemed properly served if: (i) mailed by registered or certified mail, return receipt requested, (ii) delivered by a recognized overnight courier service, (iii) delivered personally, or (iv) sent by facsimile transmission addressed to each Party at its address for notices specified on Schedule I attached hereto, or at such other address, or to the attention of such officer, as any Party shall have furnished to each other Party in writing pursuant to this Section 8.2. Such notice shall be deemed to have been received: (i) three
(3) Business Days after the date of mailing if sent by certified or registered mail, (ii) one (1) Business Day after the date of delivery if sent by overnight courier, (iii) the date of delivery if personally delivered, or (iv) the next succeeding Business Day after transmission by facsimile with confirmation of receipt.

     Section 8.4    Amendment.  Any term of this Agreement may be amended only
                    ---------
with the written consent of (a) the Company, (b) Motient, (c) Investors holding,
(i) in the case of amendments to provisions of this Agreement generally, seventy-five percent (75%) of the aggregate of the Common Stock Deemed Outstanding held by Investors, and (ii) in the case of any non-material change or technical correction of this Agreement, a majority of the aggregate of the Common Stock Deemed Outstanding held by Investors, (d) in the case of amendments to Section 7 of this Agreement, in addition to the consents listed in (a), (b) and (c) of this Section, at least 66-2/3% of the aggregate of the Common Stock Deemed Outstanding held by Series C Investors, and (e) in the case of amendments to any provision of Section 5.1(a) or 5.1(b) which adversely affect the right of any Investor to designate one or more directors, in addition to the consents listed in (a), (b) and (c) of this Section, the Investor having the right that would be adversely affected; provided, however, that in the event the rights, preferences or obligations hereunder of one or more Investors are being amended in a manner that is materially adverse to such Investors and in a manner that is different from those of other Investors, such rights, preferences or obligations may be so amended only with the consent of the Investors holding at least 75% in the aggregate of the Common Stock Deemed Outstanding held by Investors whose rights, preferences or obligations are being materially adversely amended in such different manner.. Any amendment effected in accordance with this Section
8.4 shall be binding upon each future Holder and the Company.

     Section 8.5    Specific Performance.  Each Party acknowledges (i) that it
                    --------------------
will be impossible to measure in money the damage to each other Party if any of them or any legal representative of any Party fails to comply with any of the provisions of this Agreement, (ii) that every such provision is material, and
(iii) that in the event of any such failure, the Company and the Investors will not have an adequate remedy at law or in damages. Accordingly, each Party hereto consents to the issuance of an injunction or the enforcement of other equitable remedies against it at the suit of an aggrieved Party without the posting of any bond or other security, to compel specific performance of all of the terms hereof and to prevent any disposition of shares of Capital Stock in contravention of any terms of this Agreement, and waives any defense thereto, including, without limitation, the defenses of (i) failure of consideration,
(ii) breach of any other provision of this Agreement and (iii) availability or relief in damages.

     Section 8.6    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PROVISIONS THEREOF.

     EACH OF THE PARTIES ACKNOWLEDGES THAT (i) IT IS A KNOWLEDGEABLE, INFORMED, SOPHISTICATED BUSINESS ENTITY CAPABLE OF UNDERSTANDING AND EVALUATING THE PROVISIONS SET FORTH IN THIS AGREEMENT, INCLUDING THIS SECTION 8.5, AND (ii) IT HAS BEEN REPRESENTED BY SUCH COUNSEL AND OTHER ADVISORS OF ITS CHOOSING AS IT HAS DEEMED APPROPRIATE IN CONNECTION WITH ITS DECISION TO ENTER INTO THIS AGREEMENT.

     Section 8.7    Parties In Interest.  This Agreement shall be binding upon
                    -------------------
and shall inure to the benefit of each Party and their respective successors and assigns as provided for herein, and by their signatures hereto, and each Party intends to and does hereby become bound. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the Parties hereto and their respective successors and assigns any legal or equitable right, remedy or claim under or in or in respect of this Agreement or any provision herein contained.

     Section 8.8    Severability of Provisions.  In case any one or more of the
                    --------------------------
provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     Section 8.9    Plural; Singular.  When used herein, the singular of each
                    ----------------
term includes the plural and the plural of each term includes the singular.

     Section 8.10   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts all of which taken together shall constitute one agreement and any Party hereto may execute this Agreement by signing any such counterpart.

     Section 8.11   Descriptive Headings.  The descriptive headings of the
                    --------------------
several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     Section 8.12   Future Assurances.  Each Party shall execute and deliver all
                    -----------------
such future instruments and take such other and further action as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and the intention of the Parties as expressed herein.

     Section 8.13   Termination.  This Agreement shall be immediately terminated
                    -----------
upon any of the following: (i) the unanimous written consent to the termination hereof by the Parties hereto, (ii) the dissolution, bankruptcy or receivership of the Company, or (iii) at such time as only one (1) Holder remains a Party hereto.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed as of the date first above written.

XM SATELLITE RADIO HOLDINGS INC.                            MOTIENT CORPORATION

By:____________________________________                     By:__________________________________________
Name:                                                       Name:
Title:                                                      Title:

BARON ASSET FUND                                            CLEAR CHANNEL INVESTMENTS, INC.
on behalf of THE BARON ASSET FUND SERIES

By:____________________________________                     By:__________________________________________
Name:                                                       Name:
Title:                                                      Title:

COLUMBIA XM RADIO PARTNERS, LLC                             DIRECTV ENTERPRISES, INC.
By Columbia Capital LLC, its Managing Member

By:____________________________________                     By:__________________________________________
Name:                                                       Name:
Title:                                                      Title:

GENERAL MOTORS CORPORATION                                  MADISON DEARBORN CAPITAL PARTNERS III, L.P.
                                                            By Madison Dearborn Partners III, L.P., its
                                                            general partner
By:____________________________________                     By Madison Dearborn Partners LLC, its general
Name:                                                       partner
Title:
                                                            By:__________________________________________
                                                            Name:
                                                            Title:

MADISON DEARBORN SPECIAL EQUITY III, L.P.                   SPECIAL ADVISORS FUND I, LLC
By Madison Dearborn Partners III, L.P., its general         By Madison Dearborn Partners III, L.P., its
partner                                                     manager
By Madison Dearborn Partners LLC, its general               By Madison Dearborn Partners LLC, its general
partner                                                     partner

By:____________________________________                     By:__________________________________________
Name:                                                       Name:
Title:                                                      Title:


TELCOM--XM INVESTORS, L.L.C.                                AEA XM INVESTORS I LLC

By:____________________________________                     By: ________________________________________
Name:                                                       Name:
Title:                                                      Title:

COLUMBIA XM SATELLITE PARTNERS III, LLC                      AEA XM INVESTORS II LLC
By:

By:____________________________________                      By: ________________________________________
Name:                                                        Name:
Title:                                                       Title:

COLUMBIA CAPITAL EQUITY PARTNERS III                         AMERICAN HONDA MOTOR CO., INC.
(QP), L.P.,
By: Columbia Capital Equity Partners III, L.P., its
General Partner

By:____________________________________                     By: ________________________________________
Name:                                                       Name:
Title:                                                      Title:

BARON ASSET FUND                                            BARON CAPITAL FUND TRUST
on behalf of THE BARON iOPPORTUNITY FUND SERIES             on behalf of THE BARON CAPITAL ASSET FUND SERIES

By: ___________________________________                     By: _________________________________________
Name:                                                       Name:
Title:                                                      Title:

                                   SCHEDULE I
                                   ----------

               NAMES, ADDRESSES AND FACSIMILE NUMBERS OF PARTIES

The Company:                            XM Satellite Radio Holdings Inc.                   202-380-4500
                                        1500 Eckington Place, N.E.
                                        Washington, DC 20002
                                        Attention:  Joseph M. Titlebaum, Esq.

Motient:                                Motient Corporation                                703-758-6134
                                        10802 Parkridge Blvd.
                                        Reston, VA 22091
                                        Attention:  Randy S. Segal, Esq.

Clear Channel:                          Clear Channel Investments, Inc.                    210-822-2299
                                        200 Concord Plaza, Suite 600
                                        San Antonio, TX 78216
                                        Attention:  Ken Wyker, Esq.

Columbia:                               Columbia XM Radio Partners, L.L.C.                 703-519-3904
                                        201 North Union Street, Suite 300
                                        Alexandria, Virginia 22314
                                        Attention:  Mr. James B. Fleming

DIRECTV:                                DIRECTV Enterprises, Inc.                          310-964-4114
                                        2230 East Imperial Highway
                                        El Segundo, CA 90245
                                        Attention:  Mr. Steven J. Cox

GM:                                     General Motors Corporation                         212-418-6258
                                        100 Renaissance Center
                                        Detroit, MI 48265 - 1000
                                        Attention:  Anne Larin, Esq.

Telcom:                                 Telcom-XM Investors, L.L.C.                        703-706-3801
                                        211 North Union Street, Suite 300
                                        Alexandria, VA 22314
                                        Attention: Hal B. Perkins, Esq.

Madison:                                Madison Dearborn Partners, Inc.                    312-895-1221
                                        Three First National Plaza
                                        Chicago, Illinois 60602
                                        Attention:  Mr. James N. Perry

AEA XM:                                 AEA Investors, Inc.                                212-888-1459
                                        65 E. 55/th/ Street
                                        New York, New York 10022
                                        Attention:  General Counsel